                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


         -----------------------------------------------------------
                                 Date of Report
                       (Date of earliest event reported)

                                August 17, 2000


                        PROVIDIAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                   1-12897                     94-2933952
------------------------  ------------------------  ---------------------------------
(State of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

               201 Mission Street
           San Francisco, California                                    94105
------------------------------------------------            ---------------------------
    (Address of principal executive offices)                          (Zip Code)

                                 (415) 543-0404
                  ------------------------------------------
                        (Registrant's telephone number,
                              including area code)

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-55937 and the issuance of the registrant's 3.25% Convertible Senior Notes due August 15, 2005 (the "Notes"), the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into such Registration Statement .

Item 7.   Exhibits

1         Underwriting Agreement between the registrant and Goldman, Sachs & Co.

4.1 First Supplemental Indenture between the registrant and Bank One Trust Company, N.A. relating to the Notes.

4.2       Form of Note.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PROVIDIAN FINANCIAL CORPORATION
                                                (Registrant)


Date:  August 23, 2000                      By:       /s/ David J. Petrini
                                                 -------------------------------
                                                        David J. Petrini
                                                    Executive Vice President
                                                   and Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit Number                         Description
--------------                         -----------
1               Underwriting Agreement between the registrant and Goldman,
                Sachs & Co.

4.1             First Supplemental Indenture between the registrant and Bank One
                Trust Company, N.A. relating to the Notes.

4.2             Form of Note.